EXHIBIT 10.12


                       MERRILL MERCHANTS BANCSHARES, INC.

                        INCENTIVE STOCK OPTION AGREEMENT
                     UNDER STOCK OPTION PLAN OF THE COMPANY


     This agreement made on _______________, between Merrill Merchants Bancshares, Inc., a Maine corporation having its principal office in Bangor, Maine, (hereinafter called the "Company") and ____________ , (the "Optionee").

                                   WITNESSETH

     WHEREAS, the Company at its Annual Meeting on May 27, 1993, adopted a 1993 Stock Option plan (hereinafter called the "Plan"); and

     WHEREAS, the Plan was amended at the Annual Meetings of the Company on April 25, 1995 and April 24, 1997; and

     WHEREAS, the Optionee is now employed by the Company or by a subsidiary corporation thereof; and

     WHEREAS, the Company has sufficient authorized but unissued shares of Common Stock, par value $1 per share, to satisfy all options which may be granted pursuant to the Plan, and

     WHEREAS, Optionee represents that after the grant of the option herein evidenced, he/she will not own stock (including the stock subject to such option) possessing more than ten percent (10%) of the total combined voting power of the Company (ownership being determined as set forth in Section 424(d) of the Internal Revenue Code of 1986, as amended, (hereafter the "Code"), and

     WHEREAS, the Compensation Committee of the Company has determined that on the date as of which the option was granted, ________________________, the fair market value of the Common Stock was $_____ per share.


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     NOW THEREFORE, pursuant to the Plan (the terms and conditions of which are expressly made a part hereof by reference thereto) and as an incentive and to encourage stock ownership by the Optionee, and in consideration for the Optionee continuing in the service of the Company or a subsidiary corporation of the Company through __________________, and for other valuable consideration, receipt of which is hereby acknowledged:

     1. The Company hereby evidences its grant to the Optionee as a matter of separate agreement and not in lieu of salary or any other compensation for services, of the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of shares of Common Stock on the terms and conditions herein set forth.

     2. The purchase price of the shares of Common Stock subject to the Option shall be $_____ per share, which is not less than one hundred percent (100%) of the fair market value of such Stock on the date of this Agreement. The effective date of granting of the Option is ______________.

     3. Subject to the provisions of Paragraphs 4, 5, 6, 9 and 11 hereof, the Option shall be exercisable as to all or any part of the shares to which it relates at any time after _________________, and prior to May 26, 2003; provided, however, that each exercise must be for at least fifty (50) shares and the aggregate fair market value (determined at the time of grant of this Option) of stock exercisable by the Optionee shall not in any calendar year exceed One Hundred Thousand Dollars ($100,000).

     4. The Option is not exercisable until ______________, and may not be exercised after May 26, 2003.

     5. The Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable during his/her lifetime only by him/her.

     6. Notwithstanding the provisions of Paragraphs 3 and 4 above, the Option may not be exercised by the Optionee unless at all times during a period beginning with the effective date of granting the option, and ending on the day three (3) months before the date of any proposed exercise, the

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Merrill Merchants Bancshares, Inc.
Incentive Stock Option Agreement Under Stock Option Plan of the Company
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Optionee was an employee of either the Company, a parent or subsidiary corporation of the Company, or of a corporation (or a parent or a subsidiary corporation thereof) issuing or assuming the Option in a transaction to which
Section 424(a) of the Code applies.

     7. Any exercise of this Option by the Optionee shall be effected by delivering to the office of the Company, Bangor, Maine, written notice stating the number of shares (not fewer than fifty (50) shares nor totaling more than a value of One Hundred Thousand Dollars ($100,000) in any calendar year) with respect to which the Option is being exercised, and by paying or causing to be paid to the Company the full purchase price of such shares by certified or cashier's check. The Company shall issue certificates for such shares in such denominations as the Optionee may direct, and shall deliver such certificates in accordance with any reasonable instructions contained in the notice.

     8. Optionee agrees that each and any exercise by him/her of the Option hereby granted shall constitute a representation that the shares acquired upon such exercise are being purchased for investment and not with a view to or for their sale or in connection with their distribution. Optionee agrees that certificates representing shares so purchased may bear a legend restricting transfer thereof.

     9. If the Optionee's employment is terminated for reason of disability, such rights may be exercised within one (1) year from the date of termination. If Optionee dies while employed or while serving on the Board of Directors of the Company or Merrill Merchants Bank, or within three (3) months after ceasing to be an employee or Board member, the Option shall expire one (1) year after the date of death unless by its terms it expires sooner. During such period after such death, the Option may be exercised, to the extent it could have been exercised on the date of death, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

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Merrill Merchants Bancshares, Inc.
Incentive Stock Option Agreement Under Stock Option Plan of the Company
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     10. The Company shall at all times during the term of the Option reserve and keep available for issue such number of shares of its authorized and unissued Common Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all issue taxes (if any) with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto. The Optionee shall pay any and all state and federal income taxes imposed on Optionee by virtue of the exercise of this Option.

     11. A. Subject to any provisions in the Articles of Incorporation of the Company to the contrary, if the outstanding shares of the Company's Common Stock are increased, decreased or exchanged for a different number or kind of shares or securities of the Company as a result of a stock dividend, stock split, reserve stock split, reclassification or other recapitalization, an appropriate and proportionate adjustment shall be made in the number and kind of shares for which options may be granted under this Option. A corresponding adjustment changing the number or kind of shares allocated to unexercised portions of this Option granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share or other unit of any security covered by this Option.

     Adjustments under this Section 11A or under Section 11B hereof shall be made by the Compensation Committee, whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be sold or issued under this Option or pursuant to any such adjustment.

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Merrill Merchants Bancshares, Inc.
Incentive Stock Option Agreement Under Stock Option Plan of the Company
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     B. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, this Option shall terminate unless provision be made in writing in connection with such transaction for assumption of this Option, or the substitution for this Option of new Options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option is terminated in accordance with the preceding sentence as a result of a reorganization, merger or consolidation of the Company or the sale of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Company, the Company shall, subject to any restrictions contained in its Articles of Incorporation or in any financing agreement, indenture or other agreement to which the Company is now or may then be a party or by which the Company is or may be bound, pay to the Optionee an amount equal to (i) the number of shares as to which this Option had not yet become exercisable on the date of termination, times (ii) the difference between the exercise price per share under such Option and fair market value of each share of the Company's Common Stock on the date of termination.

     12. The Optionee agrees that he/she will remain in the employ of the Company or, at the election of the Company from time to time, of one of its subsidiaries, for a period of at least one (1) year from the date hereof and that he/she will, during such employment, serve the Company or such subsidiary in good faith and use his/her best efforts to promote its interests, subject to vacations, sick leave and other excused absences in accordance with the Company's regular policies. Such employment,

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Merrill Merchants Bancshares, Inc.
Incentive Stock Option Agreement Under Stock Option Plan of the Company
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unless otherwise agreed in specific cases, shall be at the pleasure of the
Company or such subsidiary and shall be at such rate of base compensation as the Company or such subsidiary shall reasonably determine from time to time. If, during such one-year period, the Employee shall terminate his/her employment without the consent or approval of the Company or such subsidiary, or shall otherwise violate the provisions of this Paragraph 12, the Option shall, to the extent not theretofore exercised, forthwith terminate. This Option Agreement does not confer on the Optionee any right to continue in the employ of the Company or of any such subsidiary corporation, nor does it interfere in any way with (a) any right which the Company or any such subsidiary corporation may have to terminate the employment or alter the duties of the Optionee at any time, or
(b) any right which the Optionee may have to terminate his/her employment at any time.

     13. As used herein the term "subsidiary corporation" shall mean any present or future subsidiary corporation of the Company coming within the definition of subsidiary corporation contained in Section 424(f) of the Code.

     14. It shall be a condition to the Optionee's right to purchase shares hereunder that the Company may, in its discretion, require that in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under the Securities Act of 1933, as amended, and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and that such other steps, if any, as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall deem necessary to comply with the applicable law, rule or regulation.

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Merrill Merchants Bancshares, Inc.
Incentive Stock Option Agreement Under Stock Option Plan of the Company
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     15. This Option is issued pursuant to the terms of the Plan. This Option does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Copies of the Plan may be obtained upon written request without charge from the Company.

     16. This Option is [not] intended to be treated as an Incentive Stock Option under Section 422 of the Code. The Optionee agrees to notify the Company in writing within thirty (30) days of the disposition of one (1) or more shares of Stock which were transferred to him/her pursuant to his/her exercise of this Option if such disposition occurs within two (2) years from the date of this Option or within one (1) year after the transfer of such shares to him/her.

     17. This Option is effective as of the date granted.

     18. This Option Agreement shall be governed by the laws of the State of Maine.

     IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its President or by the Chairman of its Board of Directors, each thereunto duly authorized by the Board of Directors of the Company.




                                              Merrill Merchants Bancshares, Inc.



                                           By
                                              ----------------------------------
                                              [President] [Chairman]




                                              ----------------------------------
                                              Optionee